EXHIBIT 10.16


THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THE WARRANT NOR SUCH SECURITIES CAN BE OFFERED OR SOLD EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                              CAFE LA FRANCE, INC.

                  NONTRANSFERABLE COMMON STOCK PURCHASE WARRANT

No. (Number)                                                       (Units) Units

         THIS NONTRANSFERABLE COMMON STOCK PURCHASE WARRANT, for value received, entitles or assigns (the "Holder"), to subscribe for and purchase from CAFE LA FRANCE, INC., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, for a period of 60 days (the "Exercise Period") beginning 13 months after the successful completion of an initial public offering of common stock by the Company, that number of shares of the Company's common stock, par value $.01 per share ("Common Stock") determined by dividing $18,750 by the price per share of Common Stock offered to the public in said initial public offering by the Company, multiplied by the number of Units specified above (the "Shares"). This Warrant will be exercisable at a price per share equal to $.01 (the "Exercise Price").

         1. Exercise of Warrant. This Warrant may be exercised during the Exercise Period as to the whole or any lesser number of Shares, by the surrender of this Warrant (together with the duly executed Election in the form attached hereto as Exhibit A) to the Company at its office or at such other place as is designated in writing by the Company, together with a check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Shares for which this Warrant is being exercised.

         2. Record Holder of Warrants. As soon as practicable after exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Shares registered in the name of the Holder or its designee. Upon exercise of this Warrant, the Holder shall be deemed to be the holder of record of the Shares notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Shares shall not then have been actually delivered to the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares (or portions thereof) subject to purchase hereunder, provided the Exercise Period has not expired.






         3. Warrant Register. Any Warrant issued upon the transfer or exercise in part of this Warrant (together with this Warrant, the "Warrants") shall be numbered and shall be registered in a warrant register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant upon the warrant register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its
participation   therein   amount   to  bad   faith.   The   Warrants   shall  be
nontransferable.

         4. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant when paid for in accordance with the respective terms hereof, shall be validly issued, fully paid and nonassessable by the Company.

         5.   Merger,   Consolidation   or   Reclassification   of   Securities:
Adjustments. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, such successor, leasing or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a Holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease or conveyance, and
(ii) make effective provision in its certificate of incorporation or otherwise, if necessary, in order to effect such agreement.

         (b) In case of any reclassification or change of the Shares issuable upon exercise of this Warrant (other than a change in par value or from par value to no par value) or in case of a subdivision or combination, including any change in the shares into two or more classes or series of shares, or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Shares (other than a change in par value, or from par value to no par value) the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such

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reclassification,  change,  consolidation or merger by a holder of the number of
Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation or merger.

         (c) Upon the  occurrence of any event  described in paragraphs  5(a) or
(b) (an "Event"), the number of Shares acquirable thereafter upon exercise of this Warrant shall be adjusted so that the Holder hereof is entitled to receive upon exercise of this Warrant the number of Shares which the Holder would have owned or would have been entitled to receive after the happening of the Event had this Warrant been exercised immediately prior to the happening of such Event; and the Exercise Price per share shall be correspondingly adjusted.

         (d) Whenever there shall be an adjustment as provided in paragraph 5(c), the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its principal office, which notice shall be accompanied by an officer's certificate setting forth the number of Shares issuable after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

         (e) All calculations under this paragraph 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         (f) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of Warrants. If any fraction of a share would be issuable upon the exercise of any Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the current market price of such share of Common Stock on the date of exercise of the Warrant, based on the average of the daily closing prices or sales prices of the Common Stock for the 30 consecutive trading days immediately preceding such date.

         (h) The above provisions of this paragraph 5 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases or conveyances similar to those described in paragraphs 5(a) and (b).

         6. Notice of Certain Proposed Actions. In case at any time the Company shall propose:

         (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

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         (b) to issue any rights, warrants or other securities to all holders of
Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants or other securities; or

         (c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease or conveyance of property described in paragraph 5; or

         (d) to effect any liquidation, dissolution, or winding-up of the Company;

         (e) then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the warrant register, mailed at least 15 days prior to the earlier to occur of (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants or other securities are to be determined, or (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common
Stock, as the case may be, shall be entitled to exchange their shares or warrants for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up.

         7. Exercise of Warrants: Issuance of Securities. The issuance of any shares or warrants or other securities upon the exercise of this Warrant, and the delivery of Certificates or other instruments representing such shares, warrants or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any Certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such Certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         8.       Registration Rights of Holder.

         (a) As soon as practicable following the successful completion of an initial public offering of Common Stock by the Company but in no event later than 9 months thereafter, the Company shall prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement sufficient to permit the public offering and sale of the shares acquirable upon exercise of this Warrant (the "Restricted Shares") through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors and counsel to cause such registration statement to become effective as promptly as

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practicable.  Such  registration  statement  shall be prepared at the  Company's expense (other than fees and disbursements of counsel for the Holder and underwriting discounts and expenses, if any, payable in respect of the Restricted Shares sold by any such Holders).

         (b) The Company shall use its best efforts to cause the Restricted Shares so registered to be registered or qualified for sale under the securities or "blue sky" laws of such jurisdictions as such Holders may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this paragraph 8(b) in which it is not otherwise required to qualify to do business.

         (c) The Company shall keep effective the registration or qualification contemplated by this paragraph 8 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Holders to complete the offer and sale of the Restricted Shares covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of nine months from the date on which the Holders are first free to sell such Restricted Shares; provided, however, that if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Restricted Shares beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Restricted Shares for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

         (d) In connection with a registration pursuant to the provisions of this paragraph 8, the Company shall furnish to each holder of any Restricted Shares included therein such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder, and such other documents, as the Holders may reasonably request in order to facilitate the disposition of the Restricted Shares included in such registration.

         (e) In the event of a registration pursuant to the provisions of this paragraph 8, the Company shall furnish to each holder of any Restricted Shares so registered with an opinion of its counsel (reasonably acceptable to the Holder) to the effect that (i) the registration statement has become effective under the Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, (ii) the registration statement and each

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prospectus  forming a part thereof  (including each preliminary  prospectus) and any amendment or supplement thereto, complies as to form with the Act and the rules and regulations thereunder, and (iii) such counsel has no knowledge or reason to know of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. Such opinion shall also state the jurisdictions in which the Restricted Shares have been registered or qualified for sale pursuant to the provisions of paragraph 8(b).

         (f) The Company agrees that until all the Restricted Shares have been sold under a registration statement or pursuant to Rule 144 under the Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Restricted Shares to sell such securities under Rule 144.

         (g) Notwithstanding anything to the contrary herein, the Company shall not be required to register the Restricted Shares if counsel for the Company delivers an opinion to the Holders that the proposed sale of Restricted Shares may be effected in its entirety within any 90 day period without registration and without any further holding period pursuant to Rule 144 under the Securities Act of 1933, as amended.

         9. Restrictive Legend. The securities issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing any such securities shall bear the following legend:

         "THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH SHARES (OR OTHER SECURITIES) CANNOT BE OFFERED OR SOLD EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER SUCH ACT, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

         10. Replacement of Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor and denomination.

         11. Rights of Holder. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

         12. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, nor mailed by registered or Certified mail, return receipt requested:

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                  (a)  If to the  registered  holder  of  this  Warrant,  to the address of such holder as shown on the books of the Company, or

                  (b) If to the Company, to Secretary, Cafe La France, Inc., 216 Weybosset Street, Providence, RI 02903.

         13. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws.

Dated:  November 15, 1996

                                   CAFE LA FRANCE, INC.,  a Delaware
                                    Corporation


                                   By_______________________________
                                   Title:_____________________________

(Seal)


------------------------------
Secretary


                                       7



                                    EXHIBIT A

                                  Election Form

         The undersigned holder of the enclosed warrant hereby elects to exercise said warrant to purchase ____ shares of common stock of Cafe La France, Inc. pursuant to the terms and conditions set forth in the enclosed warrants. Payment in the amount of $_________________ representing the exercise price is attached herewith.



                                               ---------------------------
                                               Warrant Holder


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